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                                                                    EXHIBIT 10.2


                       FIRST AMENDMENT TO CREDIT AGREEMENT


     THIS FIRST AMENDMENT TO CREDIT AGREEMENT (the "Amendment"), made as of this 29th day of March, 1994 among Kuhlman Corporation, a Delaware corporation (the "Borrower"), NationsBank of Georgia, N.A. and The Chase Manhattan Bank, N.A. as Managing Agents and Lenders (collectively the "Lenders"), and NationsBank of Georgia, N.A., as administrative agent for the Lenders (the "Administrative Agent"),

                              W I T N E S S E T H:

     WHEREAS, the Borrower, the Administrative Agent and the Lenders are parties to that certain Credit Agreement dated as of December 15, 1993 (the "Credit Agreement"); and

     WHEREAS, the parties to the Credit Agreement wish to amend the Credit Agreement in certain respects as provided for herein;

     NOW, THEREFORE, for and in consideration of the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is acknowledged, the parties agree that all capitalized terms used herein shall have the meanings ascribed thereto in the Credit Agreement, and further agree as follows:

     1.   AMENDMENTS TO ARTICLE 1.

          (a) Article 1 of the Credit Agreement, DEFINITIONS, is hereby amended by deleting the existing definitions of "Letters of Credit" and "Standby Letter of Credit" in their entireties and by substituting the following therefor:

          "LETTERS OF CREDIT" shall mean Standby Letters of Credit or Commercial Letters of Credit issued from time to time by NationsBank hereunder.

          "STANDBY LETTER OF CREDIT" shall mean (i) a Letter of Credit issued to support obligations of the Borrower incurred in the ordinary course of its business, and which is not a Commercial Letter of Credit, or (ii) the Union County Letter of Credit, as applicable.

          (b) Article 1 of the Credit Agreement, DEFINITIONS, is hereby further amended by adding the following definition in the correct alphabetical order:

          "UNION COUNTY LETTER OF CREDIT" shall mean that certain irrevocable letter of credit issued or to be issued by NationsBank on or about March 31, 1994 for the benefit of Bank One, Lexington, N.A. and for the account of Associated Engineering Company, a North Carolina corporation, with respect to the Union County Industrial Facilities and

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     Pollution Control Financing Authority Industrial Revenue Bonds (Associated
     Engineering Company Project), Series 1990, as such letter of credit may be amended, modified or replaced from time to time.

     2. AMENDMENT TO SECTION 2.1(c). Section 2.1(c) of the Credit Agreement, LETTERS OF CREDIT, is hereby amended by deleting the existing Section 2.1(c) in its entirety and by substituting the following therefor:

          "(c) LETTERS OF CREDIT. NationsBank agrees, prior to the Revolving Loan Maturity Date and upon the terms and subject to the conditions of this Agreement, to issue Letters of Credit from time to time in an aggregate face amount not to exceed the lesser of (i) $5,000,000 or (ii) the Available Revolving Loan Commitment as then in effect."

     3. AMENDMENT TO SECTION 2.13. Section 2.13 of the Credit Agreement, LETTERS OF CREDIT, is hereby amended by deleting the first two sentences of subsection (a) thereof in their entireties and by substituting the following therefor:

     "Subject to the terms and conditions hereof, NationsBank hereby agrees to issue Letters of Credit in an aggregate face amount not to exceed the lesser of $5,000,000 or the Available Revolving Loan Commitment at any time outstanding, during the period from and including the Agreement Date to the Revolving Loan Maturity Date; provided, however, that NationsBank shall have no obligation to issue any Letter of Credit if any Default then exists or would be caused thereby. Each Letter of Credit shall (1) be denominated in United States currency and (2) expire no later than the earlier of one (1) year after the issuance thereof or the Revolving Loan Maturity Date; provided, however, that the Union County Letter of Credit issued on or about March 31, 1994 may expire on September 15, 1995."

     4. AMENDMENT TO SECTION 5.1. Section 5.1 of the Credit Agreement, PRESERVATION OF EXISTENCE AND SIMILAR MATTERS, is hereby amended by deleting the last sentence thereof in its entirety and by substituting the following therefor:

     "The Borrower will not permit any of the Inactive Subsidiaries to own any material assets, incur any liabilities or conduct any business or operations, and shall cause each Inactive Subsidiary to be dissolved within a reasonable period of time following the final resolution of the matters involving such Inactive Subsidiary described on Schedule 1 to this Agreement or, with respect to Kuhlman Plastics of Canada, Ltd., following the termination of the


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     Purchase Agreement with Solvay Automotive, Inc. described in item 7 of
     Schedule 2 to this Agreement."

     5. AMENDMENT TO SCHEDULE 2. Schedule 2 to the Credit Agreement, MATERIAL AGREEMENTS, is hereby amended by deleting item 4 appearing therein in its entirety.

     6. NO OTHER AMENDMENT. Except for the amendments set forth above, the text of the Credit Agreement shall remain unchanged and in full force and effect. The amendments agreed to herein shall not constitute a modification of the Credit Agreement or a course of dealing with the Administrative Agent and the Lenders, or any of them, at variance with the Credit Agreement such as to require further notice by the Administrative Agent, the Lenders, the Majority Lenders, or any of them, to require strict compliance with the terms of the Credit Agreement, as amended by this Amendment, in the future.

     7. REPRESENTATIONS AND WARRANTIES. The Borrower hereby represents and warrants in favor of the Administrative Agent and the Lenders as follows:

     (a) Each representation and warranty set forth in Article 4 of the Credit Agreement is hereby restated and affirmed as true and correct in all material respects as of the date hereof;

     (b) The Borrower has the corporate power and authority (i) to enter into this Amendment, and (ii) to do all acts and things as are required or contemplated hereunder to be done, observed and performed by it;

     (c) This Amendment has been duly authorized, validly executed and delivered by one or more Authorized Signatories of the Borrower, and constitutes the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms; and

     (d) The execution and delivery of this Amendment and performance by the Borrower under the Credit Agreement, as amended hereby, do not and will not require the consent or approval of any regulatory authority or governmental authority or agency having jurisdiction over the Borrower which has not already been obtained, nor be in contravention of or in conflict with the Articles of Incorporation or By-Laws of the Borrower, or the provision of any statute, judgment, order, indenture, instrument, agreement, or undertaking, to which the Borrower is party or by which the Borrower's assets or properties are or may become bound.


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     8.   CONDITIONS PRECEDENT TO EFFECTIVENESS OF AMENDMENT.  The effectiveness of this Amendment is subject to (i) the truth and accuracy of the representations and warranties contained in Section 7 hereof; and (ii) receipt of any other documents that the Administrative Agent, the Lenders, or any of them, may reasonably request, certified by an officer of the Borrower if so requested, including, without limitation, the documents required to be delivered pursuant to Section 3.2 of the Credit Agreement and as otherwise required by NationsBank in connection with the issuance of the Union County Letter of Credit.

     9. COUNTERPARTS. This Amendment may be executed in multiple counterparts, each of which shall be deemed to be an original and all of which, taken together, shall constitute one and the same agreement.

     10. LAW OF CONTRACT. This Amendment shall be deemed to be made pursuant to the laws of the State of Georgia with respect to agreements made and to be performed wholly in the State of Georgia and shall be construed, interpreted, performed and enforced in accordance therewith.


     11.  LOAN DOCUMENT.  This Amendment shall constitute a Loan Document.

     12. EFFECTIVE DATE. Upon satisfaction of the conditions precedent referred to in Section 8 above, this Amendment shall be effective as of March 29, 1994.


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     IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized officers or representatives to execute, deliver and seal this Amendment as of the day and year first above written, to be effective as set forth in Section 12 hereof.

BORROWER:                          KUHLMAN CORPORATION

                                   By:  /s/ VERNON J. NAGEL
                                       ---------------------------------------
                                        Its:   EVP of FINANCE
                                             ---------------------------------

[CORPORATE SEAL]                   ATTEST:  /s/ RICHARD A. WALKER
                                           -----------------------------------
                                        Its:   SECRETARY
                                             ---------------------------------


ADMINISTRATIVE AGENT:              NATIONSBANK OF GEORGIA, N.A.

                                   By: /s/ Authorized Signatory
                                       ---------------------------------------
                                        Its:
                                             ---------------------------------



LENDERS:                           NATIONSBANK OF GEORGIA, N.A.

                                   By: /s/ Authorized Signatory
                                       ---------------------------------------
                                        Its:
                                             ---------------------------------


                                   THE CHASE MANHATTAN BANK, N.A.

                                   By: /s/ Authorized Signatory
                                       ---------------------------------------
                                        Its:
                                             ---------------------------------


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